UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2026

Cogent Communications Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51829	46-5706863
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2450 N St NW, Washington, D.C.	20037
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:    202-295-4200

                                Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CCOI	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As noted below under Item 5.07, at the Annual Meeting of Stockholders held on May 1, 2026 (the “Annual Meeting”) of Cogent Communications Holdings, Inc. (the “Company”), the Company’s stockholders, upon the recommendation of the Board of Directors of the Company (the “Board”), approved the Third Amended and Restated Cogent Communications Holdings, Inc. 2017 Incentive Award Plan (the “Plan”).

The Plan increases the number of shares available for issuance by 1.5 million shares, extends the date to which awards can be made under the Plan to March 19, 2036, and increases the maximum aggregate number of shares with respect to one or more awards that may be granted to any one person during any calendar year to 1.0 million (1,000,000) shares.

A more detailed description of the material terms of the Plan was included in the Company’s Proxy Statement filed on March 20, 2026 (the “Proxy Statement”), and such description is hereby incorporated by reference herein. The foregoing and the summary in the Proxy Statement are not complete summaries of the terms of the Plan and are subject to and qualified in their entirety by reference to the full text of the Plan, which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

As previously disclosed in the Proxy Statement, on March 19, 2026, the independent members of the Board approved an award of restricted shares to David Schaeffer, the Company’s Chief Executive Officer (“CEO”), subject to stockholder approval of the Plan.

On May 4, 2026, the award of 1,000,000 shares of restricted stock (the “2026 CEO Performance Award”), was granted to Mr. Schaeffer, which has a term of 5 years from February 28, 2026 and is divided into three tranches of shares. Each tranche of restricted shares will vest on the last day of any consecutive sixty (60)-calendar day period during which the volume weighted average price (the “VWAP”) of the Company’s common stock hits the applicable target shown in the chart below.

Tranche	Number of Shares	Stock Price
1	200,000	$70.00
2	300,000	$85.00
3	500,000	$100.00

To be eligible to earn the applicable tranche, Mr. Schaeffer must remain in continuous service with the Company through the applicable vesting date, with service meaning as the Company’s CEO during the period from March 1, 2026 through December 31, 2028 and as either the CEO or such other position approved by the Board for the period from January 1, 2029 through February 28, 2031. All restricted shares in any tranche for which the relevant stock price target has not been met will be forfeited on February 28, 2031.

In the event of a change in control of the Company, performance will be measured as of the date of such change in control using the change in control per share consideration (the “CIC Stock Price”) as the achieved stock price. If the CIC Stock Price is less than $70.00, none of the restricted shares will vest. If the CIC Stock Price exceeds the Tranche 1 stock price target and is less than the Tranche 3 stock price target, a pro-rata portion of the restricted shares in Tranche 2 and/or Tranche 3, as applicable, will vest using linear interpolation between the two applicable tranches.

In the event of a termination of service due to death or disability prior to the end of the performance period, performance will be measured as of the date of such termination of service, based on the VWAP over the sixty (60) calendar-day period ending on the termination date, and the restricted shares will vest in the same manner as in the context of a change in control. In the event of a termination of service for any other reason prior to the end of the performance period, all unvested restricted shares will be forfeited.

The foregoing description of the 2026 CEO Performance Award does not purport to be a complete description and is qualified in its entirety by reference to the Restricted Stock Agreement which is attached hereto as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 1, 2026, the Company held its Annual Meeting at 2450 N Street NW, Washington, DC 20037. On the record date of March 6, 2026, there were 50,102,364 shares of the Company’s common stock entitled to vote, and the number of shares present at the Annual Meeting, by person or by proxy, was 38,736,164 shares. The following proposals were submitted to a vote of the stockholders at the Annual Meeting, each of which is described in detail in the Proxy Statement:

Under the first proposal, each of the following nominees was elected to the Company’s Board, to hold office until his or her successor is elected and qualified, with the following voting results:

Dave Schaeffer:	FOR: 33,770,339	AGAINST: 298,162	ABSTAIN: 226,945
Marc Montagner:	FOR: 33,195,178	AGAINST: 871,912	ABSTAIN: 228,356
Steven D. Brooks:	FOR: 33,709,605	AGAINST: 358,645	ABSTAIN: 227,196
Paul de Sa:	FOR: 33,239,690	AGAINST: 828,492	ABSTAIN: 227,264
Lewis H. Ferguson, III:	FOR: 33,799,996	AGAINST: 268,378	ABSTAIN: 227,072
Eve Howard:	FOR: 33,875,706	AGAINST: 186,017	ABSTAIN: 233,723
Deneen Howell:	FOR: 33,523,127	AGAINST: 544,758	ABSTAIN: 227,561
Sheryl Kennedy:	FOR: 33,888,718	AGAINST: 179,269	ABSTAIN: 227,459

Broker non-votes for the first proposal were 4,440,718 shares.

Stockholders approved the second proposal, to approve the Plan. The vote on this second proposal was as follows: FOR: 25,506,567; AGAINST: 8,664,157; ABSTAIN: 124,722. Broker non-votes for this second proposal were 4,440,718 shares.

Stockholders approved the third proposal, to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2026. The vote on this third proposal was as follows: FOR: 38,382,379; AGAINST: 253,556; ABSTAIN: 100,229. There were no broker non-votes on this third proposal.

Stockholders approved the fourth proposal, to approve named executive officer compensation. The vote on this fourth proposal was as follows: FOR: 23,028,277; AGAINST: 11,056,995; ABSTAIN: 210,174. Broker non-votes for this fourth proposal were 4,440,718 shares.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description
10.1	Third Amended and Restated Cogent Communications Holdings, Inc. 2017 Incentive Award Plan (incorporated by reference to Annex A of the Company’s Definitive Proxy Statement on Schedule 14A filed March 20, 2026 (File No. 000-51829)).
10.2	Restricted Stock Agreement, dated as of May 4, 2026, between the Company and David Schaeffer (filed herewith).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cogent Communications Holdings, Inc.

Dated: May 4, 2026	By:	/s/ David Schaeffer
		Name:	David Schaeffer
		Title:	President and Chief Executive Officer